NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Core Fund (formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund)
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT NS Partners International Focused Growth Fund (formerly, NVIT AllianzGI International Growth Fund)
NVIT Real Estate Fund
Supplement dated June 16, 2023
to the Prospectus dated May 1, 2023
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Emerging Markets Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on June 14, 2023, the Board approved the termination of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as a subadviser to the NVIT Emerging Markets Fund (the “Fund”), effective on or about June 23, 2023 (the “Effective Date”). Accordingly, all references to, and information regarding, Loomis Sayles are deleted in their entirety. NS Partners Ltd will continue to serve as the Fund’s sole subadviser.

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” beginning on page 34 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its net assets in, or derives at least 50% of its revenues from, emerging market countries. Emerging market countries are typically developing and low‑ or middle- income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Some emerging market countries are considered to be “frontier market” countries, although the Fund will not invest more than 20% of its net assets in securities of frontier market issuers. Frontier market countries are those emerging market countries that are considered to be among the smallest, least mature and least liquid. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including smaller companies. The Fund also may invest without limit in initial public offerings (“IPOs”) of issuers to seek to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar.
The Fund’s subadviser combines bottom‑up fundamental stock selection with industry, sector and regional analyses. The subadviser investment process seeks to capture returns from identifying the inefficiencies that result from the failure of markets to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of companies’ sustainable competitive advantages. The subadviser therefore generally buys stocks of companies in countries that exhibit these traits and are generating high and improving returns on invested capital, and generally sells stocks of companies that may not meet these criteria.

b.	The information under the heading “Principal Risks” beginning on page 35 of the Prospectus is modified as follows:

i.	“Multi-manager risk” is deleted in its entirety.

c.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 90 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. Some emerging market countries may be considered to be frontier market countries, although the Fund will not invest more than 20% of its net assets, measured at the time of purchase, in securities of frontier market issuers. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including small- and mid‑cap companies. The Fund also may invest without limit in initial public offerings (“IPOs”) of issuers to seek to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar.
The Fund’s subadviser combines bottom‑up fundamental stock selection with industry, sector and regional analyses. NS Partners’ investment process seeks to capture returns from identifying the inefficiencies that result from the failure of markets to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of companies’ sustainable competitive advantages. The subadviser therefore generally buys stocks of companies in countries that exhibit these traits and are generating high and improving returns on invested capital, and generally sells stocks of companies that may not meet these criteria.

d.	Under the heading “How the Funds Invest – Principal Risks” on page 91 of the Prospectus, the reference to Multi-Manager Risk is deleted.
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